Exhibit 10.12.7

EXECUTION VERSION

AMENDMENT NO. 6

AMENDMENT NO. 6, dated as of December 17, 2021 (this “Amendment No. 6” or this “Agreement”), among SYNEOS HEALTH, INC. (f/k/a INC Research Holdings, Inc.), a Delaware corporation (the “Administrative Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), and the other parties hereto, relating to the Credit Agreement, dated as of August 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment No. 6, the “Amended Credit Agreement”), among the Administrative Borrower and the other borrowers party thereto, the Lenders from time to time party thereto, the Issuing Banks from time to time party thereto and the Agent.

RECITALS:

WHEREAS, the Administrative Borrower wishes to effectuate certain amendments to the Credit Agreement as set forth herein.

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Administrative Borrower, the Administrative Agent, the Revolving Lenders, the 2020 Extending Term A Lenders and the 2021 Incremental Term A Lenders, agree to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1  Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, on and from the Amendment No. 6 Closing Date, refer to the Credit Agreement as amended hereby.

Section 2  Amendments to Credit Agreement.  On the Amendment No. 6 Closing Date, the Administrative Borrower, the Agent and the Lenders party hereto agree that the Credit Agreement is, effective as of the Amendment No. 6 Closing Date, hereby amended as follows:

a)	Section 1.01 thereof shall be amended by:
i.	Adding a new paragraph at the end of the definition of “Eurocurrency Rate” thereof to read as follows:

“Notwithstanding anything herein to the contrary, with respect to any Adjusted Eurocurrency Rate Loan denominated in Dollars with an Interest Period of one week, the Eurocurrency Rate shall be the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between (x) the Overnight LIBOR Rate on the date that is two Business Days prior to the first day of such Interest Period and (y) the Eurocurrency Rate for a one-month Interest Period determined in accordance with clause (a) above for such Interest Period.  For the purpose of this paragraph, the “Overnight LIBOR Rate” means, for any day, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for overnight

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deposits in Dollars as displayed on the applicable Reuters screen page at approximately 11:00 a.m., London time, on such day; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.”

ii.	Adding the following definition in the appropriate alphabetical order:

“Overnight LIBOR Rate” has the meaning assigned to such term in the definition of “Eurocurrency Rate”.

Section 3  Conditions to the Amendment No. 6 Closing Date.  This Amendment No. 6 shall become a binding agreement of the parties hereto and the agreements set forth herein, and the amendments set forth in Section 2 shall each become effective on the date (the “Amendment No. 6 Closing Date”) on which each of the following conditions is satisfied or waived:

(a)The Agent shall have received from the Administrative Borrower, each Revolving Lender, each 2020 Extending Term A Lender and each 2021 Incremental Term A Lender an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

Section 4  Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

Section 5  Credit Agreement Governs.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Section 6  Waiver. Neither the Agent nor any of its Affiliates shall be liable to the Borrowers, any other Loan Party or any Lender or any of their respective Affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of the Agent, or any of its Affiliates, taking any action in accordance with this Agreement.

Section 7  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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Section 8  Miscellaneous.  This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.  The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SYNEOS HEALTH, INC.,
as the Administrative Borrower

By:	/s/ Jason Meggs
Name: Jason Meggs
Title: Chief Financial Officer

[Signature Page – Amendment No. 6 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as Agent, Revolving Lender, 2020 Extending Term A Lender and 2021 Incremental Term A Lender

By:	/s/ Li Ling
Name: Li Ling
Title: Executive Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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Bank of America, N.A.,
as Revolving Lender, 2020 Extending Term A Lender and 2021 Incremental Term A Lender

By:	/s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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PNC BANK, NATIONAL ASSOCIATION
as Revolving Lender, 2020 Extending Term A Lender and 2021 Incremental Term A Lender

By:	/s/ Richard C. Brown
Name: Richard C. Brown
Title: Senior Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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Wells Fargo Bank, N.A.
as Revolving Lender, 2020 Extending Term A Lender and 2021 Incremental Term A Lender

By:	/s/ Lindsey Stuckey
Name: Lindsey Stuckey
Title: Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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Truist Bank
as Revolving Lender, 2020 Extending Term A Lender and 2021 Incremental Term A Lender

By:	/s/ Jonathan Hart
Name: Jonathan Hart
Title: Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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ING CAPITAL LLC
as Revolving Lender and 2020 Extending Term A Lender

By:	/s/ Michael Kim
Name: Michael Kim
Title: Director

By:	/s/ Stephen Farrelly
Name: Stephen Farrelly
Title: Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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GOLDMAN SACHS BANK USA,
as Revolving Lender and 2020 Extending Term A Lender

By:	/s/ Mahesh Mahon
Name: Mahesh Mahon
Title: Authorized Signatory

[Signature Page – Amendment No. 6 to Credit Agreement]

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MUFG Bank, Ltd.
as Revolving Lender, 2020 Extending Term A Lender

By:	/s/ Kevin Wood
Name: Kevin Wood
Title: Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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Regions Bank
as Revolving Lender and 2020 Extending Term A Lender

By:	/s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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FIFTH THIRD BANK, NATIONAL SOCIATION
as Revolving Lender, 2020 Extending Term A Lender

By:	/s/ Shailesh Patel
Name: Shailesh Patel
Title: Managing Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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KeyBank National Association,
as Revolving Lender & 2020 Extending Term A Lender

By:	/s/ Alyssa Suckow
Name: Alyssa Suckow
Title: Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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TD Bank N.A.
as 2020 Extending Term A Lender

By:	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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The Huntington National Bank
as Revolving Lender and 2020 Extending Term A Lender

By:	/s/ Joseph D. Hricovsky
Name: Joseph D. Hricovsky
Title: Senior Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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First National Bank of Pennsylvania
as Revolving Lender and 2020 Extending Term A Lender

By:	/s/ Robert B. Weaver
Name: Robert B. Weaver
Title: Senior Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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HSBC Bank USA, National Association
as Revolving Lender and 2020 Extending Term A Lender

By:	/s/ Randy Chung
Name: Randy Chung
Title: Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Revolving Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Daniel Kogan
Name: Daniel Kogan
Title: Authorized Signatory

[Signature Page – Amendment No. 6 to Credit Agreement]

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Citibank N.A.
as Revolving Lender

By:	/s/ Stanislav Andreev
Name: Stanislav Andreev
Title: Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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12/16/2021
Morgan Stanley Bank N.A. as Revolving Lender.

By:	/s/ Gilroy D Souza
Name: Gilroy D Souza
Title: Authorized Signatory

[Signature Page – Amendment No. 6 to Credit Agreement]

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH
as Revolving Lender

By:	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

[Signature Page – Amendment No. 6 to Credit Agreement]

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Western Alliance Bank,
as 2020 Extending Term A Lender

By:	/s/ Adam Dolkart
Name: Adam Dolkart
Title: Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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Atlantic Union Bank
as 2020 Extending Term A Lender

By:	/s/ William P. Massie
Name: William P. Massie
Title: Vice President

[Signature Page – Amendment No. 6 to Credit Agreement]

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Mizuho Bank Ltd.,
as 2020 Extending Term A Lender

By:	/s/ Douglas Glickman
Name: Douglas Glickman
Title: Managing Director

[Signature Page – Amendment No. 6 to Credit Agreement]

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